SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C. 20549

                                        FORM 8-K

                                     CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of the
                             Securities Exchange Act of 1934

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Date of report (date of earliest event reported):               February 19, 1997



                             Pennsylvania Enterprises, Inc.
                  (Exact name of registrant as specified in its charter


        Pennsylvania                      0-7812                    23-1920170
(State or other jurisdiction   (Commission File Number)  (IRS Employer Identification No.
of incorporation)


     One PEI Center, Wilkes-Barre, Pennsylvania                     18711-0601
     (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: (717)829-8843


                    39 Public Square, Wilkes-Barre, PA   18711-0601
              (Former name or former address, if changed since last report)



















                                    Page 1 of 4 Pages
                           The Index to Exhibits is on Page 4

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Item 5.  Other Events.

         On February 19, 1997, the Board of Directors of Pennsylvania Enterprises, Inc. (the "Company") declared a two-for-one stock split of the Company's Common Stock, no par value (stated value $10 per share) distributable on April 2, 1997 to shareholders of record on March 20, 1997.
In conjunction with the stock split, the Board of Directors has adopted an amendment of the Company's Restated Articles of Incorporation which will increase the number of authorized shares from 15,000,000 to 30,000,000 shares and reduce the stated value per share from $10.00 per share to $5.00 per share. This amendment of the Articles of Incorporation shall become effective on the close of business, March 20, 1997.



































                              Page 2 of 4 Pages
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                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  February 26, 1997      PENNSYLVANIA ENTERPRISES, INC.


                               By:
                                   Name:          John F. Kell, Jr.
                                   Title: Vice President, Financial Services

































                              Page 3 of 4 Pages
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                              Index to Exhibits


No exhibits filed herewith.












































                              Page 4 of 4 Pages
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                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  February 26, 1997      PENNSYLVANIA ENTERPRISES, INC.


                               By:             /s/ John F. Kell, Jr.
                                   Name:       /s/ John F. Kell, Jr.
                                   Title: Vice President, Financial Services

































                              Page 5 of 4 Pages
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